  400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net                   JACKSON, MISSISSIPPI, June 2, 2022 — EastGroup Properties, Inc. (NYSE: EGP) (the “Company”, “we”, “us”, or “EastGroup”) announced today its recent acquisition and disposition activity. On June 1, 2022, EastGroup closed the acquisition of Tulloch Corporation, the owner of an industrial real estate portfolio located within the San Francisco and Sacramento markets, with properties in those locations representing 85% and 15% of total portfolio net operating income, respectively. The portfolio consists of 14 properties totaling approximately 1.7 million square feet and two land parcels totaling 10.5 acres. The properties are currently 100% leased to 37 tenants with an average remaining lease term of less than 3 years. At the time of acquisition, the annualized net operating income generated by the fully-occupied properties is approximately $17.1 million. The two land parcels will allow for the future development of approximately 215,000 square feet. EastGroup acquired Tulloch Corporation for consideration consisting of approximately 1.87 million newly issued shares of EastGroup common stock, at a negotiated price of $190 per share, and the assumption of a $60 million loan, which EastGroup intends to promptly repay with no penalty. The Company’s California portfolio, including operating properties and value-add acquisitions in lease-up, prior to this acquisition included approximately 5.9 million square feet, which had average rent growth of 54.5% on a straight-line basis for the three months ended March 31, 2022. Following this acquisition, the Company now owns approximately 7.6 million square feet in California, which represents 21% of the Company’s total annualized base rent. The Company’s California properties are 98.9% leased as of June 1, 2022. Commenting on the Company’s activity, Marshall Loeb, CEO, stated, “We are thrilled to add the Tulloch Corporation’s San Francisco area portfolio to EastGroup. The Tulloch family, over three generations, built a very strong portfolio in terms of location, building quality and tenant quality. Within our own portfolio, San Francisco has historically been one of our strongest markets and also one where we’ve been under allocated capital-wise. We’re very bullish about the future for our San Francisco portfolio. Given recent headlines and resulting levels of concern, we are pleased to continue seeing strong levels of tenant demand across our portfolio as evidenced by our month end results.” Brian Tulloch, President of the Tulloch Corporation stated, “I’m very pleased with the sale to EastGroup. I’ve been a shareholder for a number of years so I knew the Company prior to launching the sales process. Early on I was hoping there would be a way to reach this joint outcome.” Eastdil Secured served as financial advisor to Tulloch Corporation. Also, during the current quarter, EastGroup sold a 42,000 square foot service center building in Houston for approximately $13 million. A gain will be recorded in the three months ended June 30, 2022, which will be excluded from funds from operations. This activity supports the Company’s ongoing efforts to diversify its portfolio allocation across all EastGroup markets. As of June 1, 2022, EastGroup’s operating portfolio was 98.7% leased and 98.2% occupied. Contact: Marshall Loeb, President and CEO Brent Wood, CFO 601-354-3555  EastGroup Properties Announces Recent Acquisition and Disposition Activity F O R I M M E D I A T E R E L E A S E

400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net   Company Information EastGroup Properties, Inc. (NYSE: EGP), a S&P Mid-Cap 400 company, is a self-administered equity real estate investment trust focused on the development, acquisition and operation of industrial properties in major Sunbelt markets throughout the United States with an emphasis in the states of Florida, Texas, Arizona, California and North Carolina. The Company's goal is to maximize shareholder value by being a leading provider in its markets of functional, flexible and quality business distribution space for location sensitive customers (primarily in the 15,000 to 70,000 square foot range). The Company's strategy for growth is based on ownership of premier distribution facilities generally clustered near major transportation features in supply- constrained submarkets. The Company’s portfolio, including development projects and value-add acquisitions in lease-up and under construction, currently includes approximately 54.1 million square feet. EastGroup Properties, Inc. press releases are available at www.eastgroup.net. Forward-Looking Statements The statements and certain other information contained herein, which can be identified by the use of forward- looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward- looking statements reflect the current views of the Company about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the duration and extent of the impact of the coronavirus (“COVID-19”) pandemic, including any COVID-19 variants or the efficacy or availability of COVID-19 vaccines, on our business operations or the business operations of our tenants (including their ability to timely make rent payments) and the economy generally; disruption in supply and delivery chains; construction costs could increase as a result of inflation impacting the cost to develop properties; increase in interest rates and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the significant uncertainty as to the conditions under which current or potential tenants will be able to operate physical locations in the future; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the outbreak of COVID-19; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non-performance by the counterparties to our interest rate swaps; the discontinuation of London Interbank Offered Rate; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims

400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net   and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes; the consequences of future terrorist attacks or civil unrest; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.